EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Index Funds
File Number: 811-2652
Registrant CIK Number: 0000036405


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 1-Index Trust 500

Items 74A-74T

74C-$33,659
74F-106,250,044
74I-864,536
74L-461,797
74N-107,610,036
74O-102,373
74P-133,156
74R4-795,793
74T-106,578,714

Series 2-Extended Market Index

1. Total Income dividends for which record date passed during the period                                            $49,559
2. Dividends for a second class of open-end company shares                                                          $13,438
3. Dividends for a third class of open-end company shares                                                           $22,559
4. Dividends for a fourth class of open-end company shares                                                          $2,277

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.285
        2. Dividends from a second class of open-end company shares                                                 $.316
        3. Dividends from a third class of open-end company shares                                                  $.334
        4. Dividends for a fourth class of open-end company shares                                                  $.813

Item 74

U)      1. Number of shares outstanding                                                                              174,870
        2. Number of shares outstanding for a second class of shares of open-end company shares                      43,139
        3. Number of shares outstanding for a third class of shares of open-end company shares                       68,077
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      2,797

V)      1. Net asset value per share (to the nearest cent)                                                           31.36
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 31.36
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  31.38
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                 82.74

Series 3 - Total Stock Market Index

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $471,153
2. Dividends for a second class of open-end company shares                                                          $166,913
3. Dividends for a third class of open-end company shares                                                           $161,408
4. Dividends for a fourth class of open-end company shares                                                          $60,846

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.445
        2. Dividends from a second class of open-end company shares                                                 $.468
        3. Dividends from a third class of open-end company shares                                                  $.475
        4. Dividends for a fourth class of open-end company shares                                                  $1.902

Item 74

U)      1. Number of shares outstanding    									   1,102,513
        2. Number of shares outstanding for a second class of shares of open-end company shares                      377,343
        3. Number of shares outstanding for a third class of shares of open-end company shares                       353,807
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      36,031

V)      1. Net asset value per share (to the nearest cent)                                                  		28.77
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     		28.77
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     		28.77
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     		118.21

Series 4 - Value Index

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $74,905
2. Dividends for a second class of open-end company shares                                                          $22,722
3. Dividends for a third class of open-end company shares                                                           $15,284
4. Dividends for a fourth class of open-end company shares                                                          $4,454

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.459
        2. Dividends from a second class of open-end company shares                                                 $.478
        3. Dividends from a third class of open-end company shares                                                  $.484
        4. Dividends for a fourth class of open-end company shares                                                  $1.221

Item 74

U)      1. Number of shares outstanding   									    168,262
        2. Number of shares outstanding for a second class of shares of open-end company shares                      50,340
        3. Number of shares outstanding for a third class of shares of open-end company shares                       37,810
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      7,422

V)      1. Net asset value per share (to the nearest cent)                                                  		21.35
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     		21.35
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     		21.35
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     		54.74

Series 5 - Growth Index

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $87,192
2. Dividends for a second class of open-end company shares                                                          $14,548
3. Dividends for a third class of open-end company shares                                                           $13,817
4. Dividends for a fourth class of open-end company shares                                                          $1,141

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.295
        2. Dividends from a second class of open-end company shares                                                 $.32
        3. Dividends from a third class of open-end company shares                                                  $.328
        4. Dividends for a fourth class of open-end company shares                                                  $.613

Item 74

U)      1. Number of shares outstanding   									    291,948
        2. Number of shares outstanding for a second class of shares of open-end company shares                      45,968
        3. Number of shares outstanding for a third class of shares of open-end company shares                       44,875
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      2,030

V)      1. Net asset value per share (to the nearest cent)                                                  		26.41
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     		26.41
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     		26.41
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     		51.33

Series 6-Small Cap Index

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $61,070
2. Dividends for a second class of open-end company shares                                                          $15,545
3. Dividends for a third class of open-end company shares                                                           $18,487
4. Dividends for a fourth class of open-end company shares                                                          $2,056

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.265
        2. Dividends from a second class of open-end company shares                                                 $.292
        3. Dividends from a third class of open-end company shares                                                  $.304
        4. Dividends for a fourth class of open-end company shares                                                  $.621

Item 74

U)      1. Number of shares outstanding                                                                              232,882
        2. Number of shares outstanding for a second class of shares of open-end company shares                      54,076
        3. Number of shares outstanding for a third class of shares of open-end company shares                       61,415
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      3,310

V)      1. Net asset value per share (to the nearest cent)                                                           26.83
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 26.83
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  26.84
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                 56.05


Series 7-Mid Cap Index

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $52,972
2. Dividends for a second class of open-end company shares                                                          $13,125
3. Dividends for a third class of open-end company shares                                                           $23,152
4. Dividends for a fourth class of open-end company shares                                                          $580

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.161
        2. Dividends from a second class of open-end company shares                                                 $.784
        3. Dividends from a third class of open-end company shares                                                  $.180
        4. Dividends for a fourth class of open-end company shares                                                  $.641

Item 74

U)      1. Number of shares outstanding                                                                              334,703
        2. Number of shares outstanding for a second class of shares of open-end company shares                      16,867
        3. Number of shares outstanding for a third class of shares of open-end company shares                       131,151
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      1,005

V)      1. Net asset value per share (to the nearest cent)                                                           15.64
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 70.92
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  15.67
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                 57.32

Series 8-Small Cap Value Index

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $45,980
2. Dividends for a second class of open-end company shares                                                          $2,627
3. Dividends for a third class of open-end company shares                                                           $781

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.225
        2. Dividends from a second class of open-end company shares                                                 $.243
        3. Dividends from a third class of open-end company shares                                                  $.968

Item 74

U)      1. Number of shares outstanding                                                                              211,019
        2. Number of shares outstanding for a second class of shares of open-end company shares                      10,929
        3. Number of shares outstanding for a third class of shares of open-end company shares                       810

V)      1. Net asset value per share (to the nearest cent)                                                           13.97
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 13.99
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  58.31


Series 9 -Small Cap Growth Index

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $1,858
2. Dividends for a second class of open-end company shares                                                          $95
3. Dividends for a third class of open-end company shares                                                           $106

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.02
        2. Dividends from a second class of open-end company shares                                                 $.038
        3. Dividends from a third class of open-end company shares                                                  $.088

Item 74

U)      1. Number of shares outstanding                                                                              94,656
        2. Number of shares outstanding for a second class of shares of open-end company shares                      2,501
        3. Number of shares outstanding for a third class of shares of open-end company shares                       1,713

V)      1. Net asset value per share (to the nearest cent)                                                           15.16
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 15.18
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  53.95

Series 10 - Large-Cap Index

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $529
2. Dividends for a second class of open-end company shares                                                          $242
3. Dividends for a third class of open-end company shares                                                           $808

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.39
        2. Dividends from a second class of open-end company shares                                                 $.503
        3. Dividends from a third class of open-end company shares                                                  $.961

Item 74

U)      1. Number of shares outstanding                                                                             2,071
        2. Number of shares outstanding for a second class of shares of open-end company shares                     1,001
        3. Number of shares outstanding for a third class of shares of open-end company shares                        900

V)      1. Net asset value per share (to the nearest cent)                                                           21.41
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 26.77
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	     52.99



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